S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2008 (dollars in thousands, except per share data)									Page 1 of 3
	2007				2008			Nine Months Ended
	March	June	September	December	March	June	September	September	September
For the period:	1Q	2Q	3Q	4Q	1Q	2Q	3Q	2008	2007

Interest Income	$52,934	$54,274	$54,761	$53,637	$50,458	$50,433	$57,416	$158,307	$161,969
Interest Expense	24,725	25,321	25,485	23,636	19,909	16,791	18,245	54,945	75,532
Net Interest Income	28,209	28,953	29,276	30,001	30,549	33,642	39,171	103,362	86,437
Taxable Equivalent Adjustment	1,186	1,216	1,170	1,156	1,148	1,227	1,385	3,760	3,572
Net Interest Income (FTE)	29,395	30,169	30,446	31,157	31,697	34,869	40,556	107,122	90,009
Provision For Loan Losses	2,178	1,305	1,142	1,187	1,279	(118)	6,156	7,317	4,625
Net Interest Income After Provisions (FTE)	27,217	28,864	29,304	29,970	30,418	34,987	34,400	99,805	85,384

Security Gains and (Losses), Net	1,656	481	1,129	579	611	(1,829)	(341)	(1,559)	3,265

Service Charges and Fees	2,343	2,529	2,605	2,647	2,402	2,754	3,599	8,755	7,477
Wealth Management	1,855	1,978	1,751	1,886	1,862	1,907	2,118	5,887	5,585
Insurance	1,894	1,792	1,874	1,726	1,997	2,042	2,073	6,112	5,559
Other	2,424	2,744	4,270	2,443	2,638	3,100	2,811	8,549	9,438
Total Noninterest Income	8,516	9,043	10,500	8,702	8,899	9,803	10,601	29,303	28,059

Salaries and Employee Benefits	9,934	10,073	9,910	10,470	10,060	10,514	11,725	32,298	29,917
Occupancy and Equip. Expense, Net	2,261	2,447	2,423	2,452	2,660	2,636	2,761	8,057	7,131
Data Processing Expense	1,234	1,301	1,179	1,166	1,071	1,668	1,365	4,104	3,714
FDIC Expense	76	77	74	75	75	74	131	280	227
Other	4,084	4,163	4,543	5,518	4,089	7,492	6,358	17,939	12,790
Total Noninterest Expense	17,589	18,061	18,129	19,681	17,955	22,384	22,340	62,678	53,779

Income Before Taxes	19,800	20,327	22,804	19,570	21,973	20,577	22,320	64,871	62,929
Taxable Equivalent Adjustment	1,186	1,216	1,170	1,156	1,148	1,227	1,385	3,760	3,572
Applicable Income Taxes	5,316	5,235	5,973	5,103	5,969	5,489	5,249	16,708	16,524
Net Income	$13,298	$13,876	$15,661	$13,311	$14,856	$13,861	$15,686	$44,403	$42,833

Per Common Share Data:
Shares Outstanding at End of Period	24,897,787	24,468,671	24,543,177	24,551,087	24,615,136	27,408,633	27,588,510	27,588,510	24,543,177
Average Shares Outstanding - Diluted	25,389,584	24,847,410	24,690,735	24,677,720	24,680,484	25,503,920	27,602,216	25,934,645	24,959,564
Net Income - Diluted	$0.52	$0.56	$0.63	$0.54	$0.60	$0.54	$0.57	$1.71	$1.72
Dividends Declared	$0.30	$0.30	$0.30	$0.31	$0.31	$0.31	$0.31	$0.93	$0.90
Book Value	$13.16	$12.98	$13.36	$13.75	$14.18	$16.00	$16.34	$16.34	$13.36
Market Value	$33.04	$32.90	$32.09	$27.64	$32.17	$29.06	$36.83	$36.83	$32.09
S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2008 (dollars in thousands)							Page 2 of 3
	2007				2008
	March	June	September	December	March	June	September
Asset Quality Data	1Q	2Q	3Q	4Q	1Q	2Q	3Q

Nonaccrual Loans and Nonperforming Loans	$19,854	$14,944	$14,445	$16,798	$23,212	$15,959	$32,793
Assets acquired through foreclosure or repossession	606	610	869	488	630	1,884	1,111
Nonperforming Assets	20,460	15,554	15,314	17,286	23,842	17,843	33,904
Allowance for Loan Losses	35,319	35,808	34,144	34,345	35,717	38,796	43,235
Nonperforming Loans / Loans	0.73%	0.54%	0.52%	0.60%	0.81%	0.46%	0.92%
Allowance for Loan Losses / Loans	1.29%	1.31%	1.24%	1.23%	1.25%	1.12%	1.21%
Allowance for Loan Losses/ Nonperforming Loans	178%	240%	236%	204%	154%	243%	132%
Net Loan Charge-offs (Recoveries)	78	817	2,806	986	(94)	2,224	1,717
Net Loan Chargeoffs (Recoveries) (annualized)/Average Loans	0.01%	0.12%	0.41%	0.14%	-0.01%	0.29%	0.20%

Balance Sheet (Period-End)

Assets	$3,361,963	$3,368,761	$3,348,096	$3,407,621	$3,463,806	$4,353,568	$4,461,085
Earning Assets	3,146,934	3,141,844	3,126,714	3,169,594	3,212,919	3,934,187	4,075,431
Securities	412,384	398,612	375,151	372,655	362,053	466,524	496,844
Loans, Gross	2,734,550	2,743,232	2,751,564	2,796,939	2,850,866	3,467,663	3,578,587
Total Deposits	2,576,887	2,624,495	2,620,176	2,621,825	2,605,187	3,114,560	3,131,882
Non-Interest Bearing Deposits	444,525	446,455	451,196	459,708	471,040	593,339	600,246
NOW, Money Market & Savings	1,204,833	1,230,290	1,233,969	1,243,061	1,203,833	1,325,755	1,280,816
CD's $100,000 and over	259,390	258,311	250,011	249,643	250,489	329,087	353,167
Other Time Deposits	668,139	689,439	685,000	669,413	679,825	866,379	897,653
Short-term Borrowings	169,552	144,342	125,809	180,258	211,391	472,045	552,505
Long-term Debt	246,715	246,487	236,255	226,021	246,403	281,163	280,921
Shareholders' Equity	327,559	317,707	327,863	337,560	349,073	438,499	450,717

Balance Sheet (Daily Averages)

Assets	$3,312,784	$3,344,544	$3,339,979	$3,346,685	$3,407,665	$3,701,389	$4,346,481
Earning Assets	3,108,328	3,134,253	3,127,103	3,137,967	3,198,279	3,434,268	3,961,327
Securities	420,645	403,351	384,405	370,100	369,400	386,243	472,293
Loans, Gross	2,687,564	2,730,618	2,740,458	2,767,615	2,828,762	3,048,024	3,488,843
Deposits	2,550,819	2,578,878	2,623,770	2,620,448	2,579,321	2,712,198	3,086,428
Shareholders' Equity	339,168	325,966	324,124	333,880	345,939	377,160	447,941

S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2008 (dollars in thousands)									Page 3 of 3
	2007				2008			Year-to-date
	March	June	September	December	March	June	September	September	September
Profitability Ratios (annualized)	1Q	2Q	3Q	4Q	1Q	2Q	3Q	2008	2007

Return on Average Assets	1.63%	1.66%	1.86%	1.58%	1.75%	1.51%	1.44%	1.55%	1.71%
Return on Average Shareholders' Equity	15.90%	17.07%	19.17%	15.82%	17.27%	14.78%	13.93%	15.19%	17.37%
Yield on Earning Assets (FTE)	7.06%	7.10%	7.10%	6.93%	6.49%	6.05%	5.92%	6.14%	7.09%
Cost of Interest Bearing Funds	4.00%	4.01%	3.99%	3.70%	3.10%	2.43%	2.23%	2.55%	4.00%
Net Interest Margin (FTE)(4)	3.84%	3.86%	3.86%	3.94%	3.99%	4.08%	4.07%	4.05%	3.85%
Efficiency Ratio (FTE)(1)	46.40%	46.06%	44.28%	49.38%	44.23%	50.11%	43.67%	45.94%	45.55%

Capitalization Ratios

Dividends Paid to Net Income	57.21%	53.92%	46.86%	55.31%	51.23%	55.05%	54.17%
Shareholders' Equity to Assets (Period End)	9.74%	9.43%	9.79%	9.91%	10.08%	10.07%	10.10%
Leverage Ratio (2)	8.38%	8.06%	8.38%	8.57%	9.28%	8.05%	7.15%
Risk Based Capital - Tier I (3)	9.23%	8.94%	9.35%	9.50%	10.29%	7.99%	8.23%
Risk Based Capital - Tier II (3)	11.45%	11.15%	11.50%	11.64%	12.46%	11.12%	11.40%

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.
(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter-to-date average earning assets.